Exhibit 99.1

NEPHROS, INC.

2006 Annual Stockholders Meeting

June 21, 2006

Nephros, Inc. Cautionary Statements

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements may include statements regarding the efficacy and intended use of Nephros’s technologies under development, the timelines for bringing such products to market and the availability of funding sources for continued development of such products and other statements that are not historical facts, including statements which may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of Nephros. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors that may cause such differences include the risks that:  (i) products that appeared promising in early research or clinical trials to Nephros may not demonstrate efficacy, safety or cost savings in subsequent pre-clinical or clinical trials; (ii) Nephros may not obtain appropriate or necessary governmental approvals; (iii) product orders may be cancelled, patients currently using Nephros’s products may cease to do so and patients expected to begin using Nephros’s products may not; (iv) Nephros may not be able to obtain funding if and when needed; (v) Nephros’s technology and products, including DSU technology, may not be accepted in current or future target markets, which could lead to the failure to achieve market penetration of Nephros’s products; (vi) HDF therapy may not be accepted in the United States and/or Nephros’s technology and products may not be accepted in target markets; (vii) Nephros may not be able to sell its products at competitive prices or profitably; (viii) Nephros may not be able to secure or enforce adequate legal protection, including patent protection, for its products; and (ix) the reliability, performance and endurance of Nephros’ water filtration device and technology including its ability to remove a broad range of bacteria, viral agents and toxic substances, may not be as effective as Nephros believes it to be. More detailed information about Nephros and the risk factors that may affect the realization of forward-looking statements is set forth in Nephros’s filings with the Securities and Exchange Commission, including Nephros’s Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2005 and its Quarterly Report on Form 10-QSB filed with the SEC for the fiscal quarter ended March 31, 2006. Investors and security holders are urged to read those documents free of charge on the SEC’s web site at www.sec.gov. Nephros does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

The Nephros Mission

To offer technology with key and marketable advantages in both the blood and water filtration domains:

➢	Unsurpassed, Demonstrated Product Efficacy

➢	User-friendly product designs responding to critical market needs and offering unique, measurable performance advantages

➢	Favorable Market Pricing

➢	An Enhanced Quality of Life

Achievements in 2005

•	Currently selling filters across Europe for use on existing HDF machines

•	Completed marketing trials in Germany, France and Sweden; favorable results now coming online

•	FDA 510(k) Clearance of our Olpūr HD190 filter

•	Key Olpūr H2H patent issued; 10 US patents now issued, 3 US patents allowed, 8 US patents pending

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Achievements in 2005

•	A Strategic Partnership with Asahi Kasei Medical

Received $2.7 million in investment and license fees; Asahi will develop and market our technology in Japan

•	Who is Asahi Kasei?

•	Large, diversified Japanese conglomerate

•	Largest filter provider in Japan (over 35% market share)

•	One of the top three filter providers in the world (over 18% market share)

The Asahi Alliance: an important relationship for Nephros

Research and Development Progress

•	Made substantial progress in the development of our OLpūr H2H add-on module. Pursuing process with the FDA to initiate OLpūr H2H clinical trials in the US, targeted for this summer

•	Progressing with an established dialysis machine manufacturer to develop our stand-alone HDF machine

•	Specifications completed; moving to prototype build

•	Combined with our Olpūr mid-dilution technology, we believe this machine will be both the most cost-effective and the most therapeutically effective stand-alone system in the ESRD therapy marketplace

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What has happened since year-end?

•	New CFO on board: Mark Lerner

•	Raised $5 million in a recent financing

•	Moving forward with the FDA to achieve 510(k) clearance of our Olpūr MD filter series in the US

•	Quality System certified to a new standard that allows us to register in Canada; pursuing Canadian registration

•	Now approved for sale in Greece; pursuing our first middle-eastern registrations

What has happened since year-end?

Two major studies have now shown a 35%+ reduction in mortality for HDF patients vs HD patients

Nephros is driving to be the predominant, and perhaps the only, provider of HDF therapy in the US beginning in 2007.

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What has happened since year-end?

•	Introduced our new MediWash™ Dual Stage Ultrafilter (DSU) Water Filtration System in the US

•	The DSU: an important resource and “insurance policy” for hospitals, care facilities and homes for immuno-compromised patients, and anyone sensitive to bio-contaminants in the water supply

•	After testing, received the first purchase order for our DSU shower filtration system from a major New York hospital; first delivery now in progress.

The difference between unfiltered water and Nephros Filtration in black and white

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The Nephros DSU: A Powerful Performer

•	Outperforms other filters in removing bacteria, viruses and other biological toxins such as ricin and botulin toxin

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The Nephros DSU: A Powerful Performer

•	Substantially outperforms the competition in endurance

Filtered Shower Flow Rate Nephros DSU vs. Competitive 0.2 Micron Filter

•	Competition’s flow: < 1 gallon/minute in 30 minutes of use

•	Nephros MediWash flow: >1.2 gallons/minute after more than 4 weeks

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•	Our patented dual stage architecture offers a new standard in safety and reliability, with simple, visual verification of integrity and performance

The DSU: A Broad Market Opportunity

•
Hospitals: Over 5,000 hospitals with over 700,000 staffed beds in the US alone; opportunities for showers, patient sinks, and surgical suites to mitigate Legionella, pathogenic organisms and other contamination issues.

•	Military: point of use water filtration opportunities to protect soldiers and other ground personnel against bio-hazards and local water contamination

•	Homeland Security: compact, affordable solutions for disaster relief, emergency kits, and bio-terrorism threats

•	Retail: opportunities in advanced home water filtration, safe and effective field (camping) hydration, and home emergency kits

•	Industrial: opportunities in the food service, pharmaceutical and other industries requiring ultrapure fluids

Nephros Strategy: ESRD Therapy

•	Continue to showcase product efficacy in our Target Markets; draw on our positive clinical data

•	Convert existing hemodialysis machines to hemodiafiltration with our Olpūr H2H technology; seeking US regulatory approval (H2H + MD filters) in 2007

•	Currently developing alliances with major clinical providers/chains who are driven to offer better therapy

•	Upgrade dialysis clinics to our stand-alone machine as it comes online; targeted for Europe in 1st half of 2007, simultaneously initiating a US approval proces

Nephros Strategy: Water Filtration

•	Entering the US market now, and exploring opportunities in Europe; opportunities are global

•
Currently expanding our marketing to hospitals, and pursuing a range of product opportunities on the medical, retail, military, industrial and homeland security fronts for our advanced water filtration technology

•	Developing relationships with synergistic partners involved in water delivery in these areas

NEPHROS, INC.

The Future of ESRD Therapy